UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2011

CITIBANK CREDIT CARD ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE	333-145220-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I
(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK	333-145220-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.
(as successor in interest to Citibank (South Dakota), National Association)
(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-145220	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

399 Park Avenue New York, New York	10043
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant's telephone number, including area code:  (212) 559-1000

(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 1, 2011 Citibank (South Dakota), National Association merged with and into its affiliate Citibank, N.A., with Citibank, N.A. as the surviving entity (the “Merger”). Pursuant to a Supplemental Agreement dated as of July 1, 2011 (the “Supplemental Agreement”), between Citibank, N.A. and Deutsche Bank Trust Company Americas, as Trustee, Citibank, N.A. assumed the performance of every covenant and obligation of Citibank (South Dakota) as Seller and Servicer under the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, as amended (the “Pooling and Servicing Agreement”), relating to Citibank Credit Card Master Trust I and under each Series Supplement thereto.  The Supplemental Agreement is attached hereto as Exhibit 4.

Item 6.02                      Change of Servicer or Trustee.

On July 1, 2011, in connection with the Merger, Citibank, N.A. succeeded Citibank (South Dakota) as Servicer under the Pooling and Servicing Agreement.  Citibank, N.A. is an indirect, wholly owned subsidiary of Citigroup Inc., a Delaware corporation. Citibank, N.A. was originally organized on June 16, 1812, and is currently a national banking association organized under the National Bank Act of 1864. Citibank, N.A. is a commercial bank that, along with its subsidiaries and affiliates, offers a wide range of banking and trust services to its customers throughout the United States and the world.

The Merger is an internal corporate reorganization.  Citibank, N.A. does not anticipate that the Merger will result in material changes to the personnel, systems, policies or procedures for servicing the credit card receivables securitized by Citibank (South Dakota) or in Citibank (South Dakota)’s administration and servicing practices.  Citibank (South Dakota)’s administration and servicing practices, as well as the Servicer's obligations under Pooling and Servicing Agreement, are described in the prospectus included as part of the Registration Statement on Form S-3 relating to the notes of Citibank Credit Card Issuance Trust filed with the Securities and Exchange Commission on December 9, 2010.

Item 8.01                      Other Events.

As a result of the Merger, Citibank (South Dakota) is no longer the Seller and Servicer under the Pooling and Servicing Agreement.  Future filings with the Securities and Exchange Commission with respect to Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I previously made by Citibank (South Dakota) under its CIK number will instead be made by Citibank, N.A. under CIK number 0001522616.

 Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit 4	Supplemental Agreement dated as of July 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust
and Citibank Credit Card Master Trust I
(Registrant)

By:  /s/  Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated:  July 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

4	Supplemental Agreement dated as of July 1, 2011